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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2002

IMH ASSETS CORP. (as depositor under a Series 2002-2 Indenture dated as of April 29, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2002-2)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)





      CALIFORNIA                    333-83600               33-0705301
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)

1401 Dove Street

NEWPORT BEACH, CALIFORNIA                           92660
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(Address of Principal                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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               (a)     Not applicable

               (b)     Not applicable

               (c)     Exhibits:

               8.1     Opinion of Thacher Proffitt & Wood

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMH ASSETS CORP.

                                             By: /s/ Richard J. Johnson
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                                             Name:   Richard J. Johnson
                                             Title:  Chief Financial Officer

Dated: May 7, 2002